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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 2000







                            OXFORD HEALTH PLANS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19442                  06-1118515
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(State or other jurisdiction)        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


   48 Monroe Turnpike, Trumbull, Connecticut                          06611
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     (Address of principal executive offices)                      (Zip Code)


                                 (203) 459-6000
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              (Registrant's telephone number, including area code)











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ITEM 5.  OTHER EVENTS.

      The Company's Press Release dated December 26, 2000 announcing its completion of the $220 million TPG Exchange and Repurchase Agreement and related senior bank facilities is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits

            99    Press Release dated December 26, 2000








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                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       OXFORD HEALTH PLANS, INC.


Date: December 27, 2000                                By:  /s/ KURT B. THOMPSON
                                                          ----------------------
                                                                KURT B. THOMPSON
                                                         Chief Financial Officer





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               OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                Page
Number      Description of Document                                    Number
------      -----------------------                                    ------

 99         Press Release dated December 26, 2000                       5








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